Exhibit 99.2

Approved by OMB

 3060-0678

Date & Time Filed: Nov 9 2007 8:53:48:970 AM

 File Number: SAT-AMD-20071109-00155
FCC APPLICATION FOR SPACE AND EARTH STATION:MOD OR AMD - MAIN FORM	FCC Use Only

FCC 312 MAIN FORM FOR OFFICIAL USE ONLY

APPLICANT INFORMATION

 Enter a description of this application to identify it on the main menu:

New ICO Amendment to Extend Milestones Mod Application November 2007

1-8. Legal Name of Applicant
Name:	New ICO Satellite Services G.P.	Phone Number:	425-636-4200

DBA		Fax Number:
Name:

Street:	2300 Carillon Point	E-Mail:

City:	Kirkland	State:	WA

Country:	USA	Zipcode:	98033	-

Attention:	Dennis Schmitt

9-16. Name of Contact Representative
Name:	Cheryl A. Tritt	Phone Number:	202-887-1510

Company:	Morrison & Foerster LLP	Fax Number:	202-887-0763

Street:	2000 Pennsylvania Ave., NW	E-Mail:	ctritt@mofo.com

Suite 5500

City:	Washington	State:	DC

Country:	USA	Zipcode:	20006	-

Attention:	Cheryl A. Tritt	Relationship:	Legal Counsel

CLASSIFICATION OF FILING

17. Choose the button next to the classification that applies to this filing for both questions a. and b. Choose only one for 17a and only one for 17b.	(N/A) b1. Application for License of New Station

o a1. Earth Station	(N/A) b2. Application for Registration of New Domestic Receive-Only Station

x a2. Space Station	x b3. Amendment to a Pending Application

o b4. Modification of License or Registration

b5. Assignment of License or Registration

b6. Transfer of Control of License or Registration

o b7. Notification of Minor Modification

(N/A) b8. Application for License of New Receive-Only Station Using Non-U.S. Licensed Satellite

(N/A) b9. Letter of Intent to Use Non-U.S. Licensed Satellite to Provide Service in the United States

(N/A) b10. Other (Please specify)

(N/A) b11. Application for Earth Station to Access a Non-U.S. satellite Not Currently Authorized to Provide the Proposed Service in the Proposed Frequencies in the United States.

17c. Is a fee submitted with this application?

o If Yes, complete and attach FCC Form 159.	If No, indicate reason for fee exemption (see 47 C.F.R. Section 1.1114).

o Governmental Entity
o Noncommercial educational licensee
x Other(please explain): Modification of 2 GHz MSS Letter of Intent Authorization

17d. Fee Classification BFY - Space Station Modification(Geostationary)

18. If this filing is in reference to an existing station, enter:	19. If this filing is an amendment to a pending application enter both fields, if this filing is a modification please enter only the file number:

(a) Call sign of station: S2651	(a) Date pending application was filed:	(b) File number:
S		SATMOD2007080600110

TYPE OF SERVICE

20. NATURE OF SERVICE: This filing is for an authorization to provide or use the following type(s) of service(s): Select all that apply:
o	a.	Fixed Satellite
x	b.	Mobile Satellite
o	c.	Radiodetermination Satellite
o	d.	Earth Exploration Satellite
o	e.	Direct to Home Fixed Satellite
o	f.	Digital Audio Radio Service
o	g.	Other (please specify)

21. STATUS: Choose the button next to the applicable status. Choose only one.		22. If earth station applicant, check all that apply.

o Common Carrier	x Non-Common Carrier	o Using U.S. licensed satellites

o Using Non-U.S. licensed satellites

23. If applicant is providing INTERNATIONAL COMMON CARRIER service, see instructions regarding Sec. 214 filings. Choose one. Are these facilities:
o Connected to a Public Switched Network	o Not Connected to a Public Switched Network	x N/A

24. FREQUENCY BAND(S): Place an ‘X’ in the box(es) next to all applicable frequency band(s).
o a. C-Band (4/6 GHz)	o b. Ku-Band (12/14 GHz)

x c. Other (Please specify upper and lower frequencies in MHz.)

Frequency Lower: 2000	Frequency Upper: 2200	(Please specify additional frequencies in an attachment)

TYPE OF STATION

25. CLASS OF STATION: Choose the button next to the class of station that applies. Choose only one.
o	a.	Fixed Earth Station
o	b.	Temporary-Fixed Earth Station
o	c.	12/14 GHz VSAT Network
o	d.	Mobile Earth Station
x	e.	Geostationary Space Station
o	f.	Non-Geostationary Space Station
o	g.	Other (please specify)

26. TYPE OF EARTH STATION FACILITY:
o Transmit/Receive	o Transmit-Only	o Receive-Only	x N/A

“For Space Station applications, select N/A.”

PURPOSE OF MODIFICATION
27. The purpose of this proposed modification is to: (Place an ‘X’ in the box(es) next to all that apply.)

o a - authorization to add new emission designator and related service
o b - authorization to change emission designator and related service
o c - authorization to increase EIRP and EIRP density
o d - authorization to replace antenna
o e - authorization to add antenna
o f - authorization to relocate fixed station
o g - authorization to change frequency(ies)
o h - authorization to add frequency
o i - authorization to add Points of Communication (satellites & countries)
o j - authorization to change Points of Communication (satellites & countries)
o k - authorization for facilities for which environmental assessment and radiation hazard reporting is required
o l - authorization to change orbit location
o m - authorization to perform fleet management
x n - authorization to extend milestones
o o - Other (Please specify)

ENVIRONMENTAL POLICY
28. Would a Commission grant of any proposal in this application or amendment have a significant environmental  impact as defined by 47 CFR 1.1307? If YES, submit the statement as required by Sections 1.1308 and 1.1311 of the Commission’s rules, 47 C.F.R. 1.1308 and 1.1311, as an exhibit to this application. A Radiation Hazard Study must accompany all applications for new transmitting facilities, major modifications, or major amendments.
o Yes x No

ALIEN OWNERSHIP Earth station applicants not proposing to provide broadcast, common carrier, aeronautical en route or aeronautical fixed radio station services are not required to respond to Items 30-34.
29. Is the applicant a foreign government or the representative of any foreign government?	o Yes x No

30. Is the applicant an alien or the representative of an alien?	o Yes o No x N/A

31. Is the applicant a corporation organized under the laws of any foreign government?	o Yes o No x N/A

32. Is the applicant a corporation of which more than one-fifth of the capital stock is owned of record or voted by aliens or their representatives or by a foreign government or representative thereof or by any corporation organized under the laws of a foreign country?
o Yes o No x N/A

33. Is the applicant a corporation directly or indirectly controlled by any other corporation of which more than one-fourth of the capital stock is owned of record or voted by aliens, their representatives, or by a foreign government or representative thereof or by any corporation organized under the laws of a foreign country?
o Yes o No x N/A

34. If any answer to questions 29, 30, 31, 32 and/or 33 is Yes, attach as an exhibit an identification of the aliens or foreign entities, their nationality, their relationship to the applicant, and the percentage of stock they own or vote.

BASIC QUALIFICATIONS
35. Does the Applicant request any waivers or exemptions from any of the Commission’s Rules?

If Yes, attach as an exhibit, copies of the requests for waivers or exceptions with supporting documents.	x Yes o No

36. Has the applicant or any party to this application or amendment had any FCC station authorization or license revoked or had any application for an initial, modification or renewal of FCC station authorization, license, or construction permit denied by the Commission? If Yes, attach as an exhibit, an explination of circumstances.
o Yes x No

37. Has the applicant, or any party to this application or amendment, or any party directly or indirectly controlling the applicant ever been convicted of a felony by any state or federal court? If Yes, attach as an exhibit, an explanation of circumstances.
o Yes x No

38. Has any court finally adjudged the applicant, or any person directly or indirectly controlling the applicant, guilty of unlawfully monopolizing or attemptiing unlawfully to monopolize radio communication, directly or indirectly, through control of manufacture or sale of radio apparatus, exclusive traffic arrangement or any other means or unfair methods of competition? If Yes, attach as an exhibit, an explanation of circumstances.
o Yes x No

39. Is the applicant, or any person directly or indirectly controlling the applicant, currently a party in any pending matter referred to in the preceding two items? If yes, attach as an exhibit, an explanation of the circumstances.
o Yes x No

40. If the applicant is a corporation and is applying for a space station license, attach as an exhibit the names, address, and citizenship of those stockholders owning a record and/or voting 10 percent or more of the Filer’s voting stock and the percentages so held. In the case of fiduciary control, indicate the beneficiary(ies) or class of beneficiaries. Also list the names and addresses of the officers and directors of the Filer.

41. By checking Yes, the undersigned certifies, that neither applicant nor any other party to the application is subject to a denial of Federal benefits that includes FCC benefits pursuant to Section 5301 of the Anti-Drug Act of 1988, 21 U.S.C. Section 862, because of a conviction for possession or distribution of a controlled substance. See 47 CFR 1.2002(b) for the meaning of " party to the application" for these purposes.
x Yes o No

42a. Does the applicant intend to use a non-U.S. licensed satellite to provide service in the United States? If Yes, answer 42b and attach an exhibit providing the information specified in 47 C.F.R. 25.137, as appropriate. If No, proceed to question 43.
x Yes o No

42b. What administration has licensed or is in the process of licensing the space station? If no license will be issued, what administration has coordinated or is in the process of coordinating the space station? United Kingdom

43. Description. (Summarize the nature of the application and the services to be provided). (If the complete description does not appear in this box, please go to the end of the form to view it in its entirety.)

This is an amendment to an application for modification of a 2 GHz MSS letter of intent authorization to extend milestone deadlines. See Exhibit 1.

43.a Geographic Service Rule Certification	o A
By selecting A, the undersigned certifies that the applicant is not subject to the geographic service or geographic coverage requirements specified in 47 C.F.R. Part 25.

By selecting B, the undersigned certifies that the applicant is subject to the geographic service or geographic coverage requirements specified in 47 C.F.R. Part 25 and will comply with such requirements.
• B

By selecting C, the undersigned certifies that the applicant is subject to the geographic service or geographic coverage requirements specified in 47 C.F.R. Part 25 and will not comply with such requirements because it is not feasible as a technical matter to do so, or that, while technically feasible, such services would require so many compromises in satellite design and operation as to make it economically unreasonably. A narrative description and technical analysis demonstrating this claim are attached.
o C

 CERTIFICATION

The Applicant waives any claim to the use of any particular frequency or of the electromagnetic spectrum as against the regulatory power of the United States because of the previous use of the same, whether by license or otherwise, and requests an authorization in accordance with this application. The applicant certifies that grant of this application would not cause the applicant to be in violation of the spectrum aggregation limit in 47 CFR Part 20. All statements made in exhibits are a material part hereof and are incorporated herein as if set out in full in this application. The undersigned, individually and for the applicant, hereby certifies that all statements made in this application and in all attached exhibits are true, complete and correct to the best of his or her knowledge and belief, and are made in good faith.

44. Applicant is a (an): (Choose the button next to applicable response.)
o Individual
o Unincorporated Association
x Partnership
o Corporation
o Governmental Entity
o Other (please specify)

45. Name of Person Signing Dennis Schmitt	46. Title of Person Signing Director

 WILLFUL FALSE STATEMENTS MADE ON THIS FORM ARE PUNISHABLE BY FINE AND / OR IMPRISONMENT

 (U.S. Code, Title 18, Section 1001), AND/OR REVOCATION OF ANY STATION AUTHORIZATION

 (U.S. Code, Title 47, Section 312(a)(l)), AND/OR FORFEITURE (U.S. Code, Title 47, Section 503).

FCC NOTICE REQUIRED BY THE PAPERWORK REDUCTION ACT

The public reporting for this collection of information is estimated to average 2 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the required data, and completing and reviewing the collection of information. If you have any comments on this burden estimate, or how we can improve the collection and reduce the burden it causes you, please write to the Federal Communications Commission, AMD-PERM, Paperwork Reduction Project (3060-0678), Washington, DC 20554. We will also accept your comments regarding the Paperwork Reduction Act aspects of this collection via the Internet if you send them to jboley@fcc.gov. PLEASE DO NOT SEND COMPLETED FORMS TO THIS ADDRESS.

Remember - You are not required to respond to a collection of information sponsored by the Federal government, and the government may not conduct or sponsor this collection, unless it displays a currently valid OMB control number or if we fail to provide you with this notice. This collection has been assigned an OMB control number of 3060-0678.

THE FOREGOING NOTICE IS REQUIRED BY THE PAPERWORK REDUCTION ACT OF 1995, PUBLIC LAW 104-13, OCTOBER 1, 1995, 44 U.S.C. SECTION 3507.

EXHIBIT 1
AMENDMENT TO MILESTONE EXTENSION REQUEST

Pursuant to Section 25.116 of the Commission’s rules, 47 C.F.R. § 25.116, New ICO Satellite Services G.P. (“ICO”) amends the pending request for extension of the remaining milestone dates for launch and certification of its 2 GHz mobile satellite service (“MSS”) system (File No. SAT-MOD-20070806-00110) (“Application”) as operational. Specifically, ICO seeks a revised milestone date of April 15, 2008 for its satellite launch and May 15, 2008 for certifying the system operational. Grant of this minor amendment1 will serve the public interest.2

In its original Application, ICO stated that its launch service provider, Lockheed Martin Commercial Launch Services (“LMCLS”), had exercised its rights under the parties’ launch contract to postpone the launch of the ICO G1 satellite as a result of delays caused by a minor launch anomaly investigation, coupled with unforeseen spacecraft processing issues that caused delays to Atlas launches earlier in 2007.

LCMLS has since informed ICO of additional delays in the launch schedule due to unforeseeable circumstances beyond ICO’s control. Pursuant to delays in two launches preceding the ICO G1 launch, reported by ICO in its pending modification request and in a September 12, 2007 letter,3 LCMLS has proposed to reschedule the ICO G1 launch slot to the earliest available launch opportunity: from December 15, 2007 — January 15, 2008 to March 1 — March 31, 2008.4  ICO has accepted this launch slot and requests an extension of its final two milestones to accommodate this new timetable.

1 This amendment does not qualify as “major,” as defined under Section 25.116(b) of the Commission’s rules, 47 C.F.R. § 25.116(b), because it does not increase the potential for interference, change the proposed frequencies, propose any action that may have a significant environmental effect under Section 1.1307 of the Commission’s rules, or propose any actions that could be deemed substantial.
2Except as set forth in this amendment, all other information provided in the pending Application remains the same.
3 Letter to Marlene H. Dortch, Secretary, Federal Communications Commission, from Suzanne Hutchings Malloy, New ICO Satellite Services, G.P. (September 12, 2007).
4 See Letter from Nasseem Qussar for Jack Zivic, Lockheed Martin Commercial Launch Services, Inc., to John Zukoski, ICO Satellite Services, G.P., dated November 7, 2007.

In light of the inherent uncertainty in launch scheduling, ICO also is requesting a very modest amount of additional flexibility in its schedule to accommodate any additional launch delays. While LMCLS has assured ICO that it will do everything reasonably in its power to launch ICO G1 in the new launch slot, ICO believes it is prudent to avoid burdening the Commission with a further extension request if there were a slight additional delay. ICO is therefore requesting milestone dates of April 15, 2008 for its satellite launch and May 15, 2008 for certifying the system operational.

Because ICO is seeking a very modest amount of additional time to accommodate additional, unforeseeable delays in the launch schedule which are beyond ICO’s control, the requested milestone extension, as amended herein, is warranted.5   Moreover, grant of this amended milestone extension request is consistent with Commission precedent. For example, in both Intelsat and R/L DBS, the Commission granted the licensee additional time beyond the launch provider’s projected time frame for satellite launch in order to allow for the possibility of additional, unspecified delays in the launch schedule.6

Finally, ICO requests an expedited pleading cycle of no longer than two weeks on this amended application. ICO’s application has already been through a full comment period, without any opposition, and this amendment does not present materially different information, except for requesting different milestone dates, as ICO indicated it would in its September 12, 2007 letter.

Based upon the foregoing, ICO urges the Commission to grant this amended milestone extension request.

5 See 47 C.F.R. § 25.117(c)(1). The Commission consistently has granted milestone extensions when the delay is due to “circumstances beyond the control of the licensee.” See, e.g., Intelsat LLC, 19 FCC Rcd 5266, ¶ 5 (Int’l Bur. 2004) (“Intelsat”); R/L DBS Company, LLC, 18 FCC Rcd 7694, ¶ 17 (Int’l Bur. 2003) (“R/L DBS”).
6 See Intelsat ¶¶ 7, 11; R/L DBS ¶ 15.

ATTACHMENT 1

Lockheed Martin Commercial Launch Services
12257 S. Wadsworth Boulevard
Littleton, CO  80125-8500
Telephone: 303-971-5394
Facsimile: 303-971-5882
CLSB-0711-0123
ICO Satellite Services G.P.
222 North Sepulveda Blvd., Suite 1770
El Segundo, CA 90243
Attention: John Zukoski

November 7, 2007
Subject: Selection of Launch Slot and Range Date

Dear Mr. Zukoski,

In accordance with Article 5.3 of the Launch Services Contract between ICO Satellite Services GP (“ICO”) and Lockheed Martin Commercial Launch Services (“LMCLS”) dated March 10, 2006, as amended, LMCLS offers ICO the Launch Slot of 01 March 2008 to 31 March 2008.

LMCLS is also requesting ICO’s approval for ULS to approach the Range Manager to request a range date of 18 March 2008.

LMCLS requests ICO’s acceptance of the new Launch Slot and approval to go to the Range by signing the signature block at the bottom of this letter and providing LMCLS a copy of the co-signed letter. Pursuant to Article 5.4 of the above referenced agreement, please respond within seven (7) days of the receipt of this letter.

Please fee free to contact me at 303-971-5394 or Ann Wildgen at 303-977-2054 if you have any questions or need additional information.

Sincerely,

/s/ Naseem Qussar
Naseem Qussar, Contracts Negotiator
For Jack Zivic, Business Director
Lockheed Martin Commercial Launch Services, Inc

Acceptance and approval:

/s/ John Zukoski
John Zukoski
Director, Launch Services and Space Segment Contracts
ICO Satellite Services G.P.
Date: Nov 8, 2007